POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Henri de Castries
Henri de Castries, Director

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Henri de Castries, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Ramon de Oliveira
Ramon de Oliveira, Director

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Ramon de Oliveira, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Denis Duverne
Denis Duverne, Director

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Denis Duverne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Barbara Fallon-Walsh
Barbara Fallon-Walsh, Director

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Barbara Fallon-Walsh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Danny L. Hale
Danny L. Hale, Director

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Danny L. Hale, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Anthony J. Hamilton
Anthony J. Hamilton, Director

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Anthony J. Hamilton, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Peter S. Kraus
Peter S. Kraus, Director

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Peter S. Kraus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Anders B. Malmstrom
Anders B. Malmstrom,
Senior Executive Vice President and Chief Financial Officer

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Anders B. Malmstrom, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Andrea Nitzan
Andrea Nitzan, Executive Vice President and Chief Accounting Officer

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Andrea Nitzan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Mark Pearson
Mark Pearson, Chairman of the Board, Chief Executive Officer and Director

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Mark Pearson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Bertram Scott
Bertram Scott, Director

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Bertram Scott, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Lorie A. Slutsky
Lorie A. Slutsky, Director

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

The assets related to two MONY America Variable Account L registration statements, Corporate Sponsored Variable Universal Life (333-06071) and Incentive Life Legacy I & II (333-134304), will be moved into two new registration statements for which MONY America Variable Account K will be the registrant.

Form N-6 registration statements to be filed as necessary, as well as any filings necessary to establish the separate account.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-186795

333-188135

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of November, 2013.

/s/ Richard C. Vaughan
Richard C. Vaughan, Director

State of New York)

County of New York) ss.:

On the 14th day of November in the year 2013 before me, the undersigned, personally appeared Richard C. Vaughan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Ann Charles
Signature and Office of individual taking acknowledgment

MLOA